SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                ----------------

                                  March 6, 2002
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)


                           MAXCOR FINANCIAL GROUP INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                      0-25056                   59-3262958
----------------------------    ------------------------     -------------------
(State or Other Jurisdiction    (Commission File Number)       (I.R.S. Employer
     of Incorporation)                                       Identification No.)

                         One New York Plaza, 16th Floor
                               New York, New York
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                                      10292
                                   ----------
                                   (Zip Code)

                                 (212) 748-7000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                       Two World Trade Center, 84th Floor
                            New York, New York 10048
                   ------------------------------------------
                   (Former Name or Former Address, if Changed
                               Since Last Report)




                         The Exhibit Index is on Page 4

                                Page 1 of 7 Pages

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits.

99.1     Press Release, dated March 6, 2002.

Item 9.  Regulation FD Disclosure

         On March 6, 2002, the Registrant issued a press release announcing the Registrant's (i) estimated earnings for its fiscal fourth quarter and year ended December 31, 2001 and (ii) decision to restate, for the fiscal years ended December 31, 1999 and 2000, and the interim periods since ended, its revenues and expenses in order to deconsolidate therefrom the revenues and expenses of its Tokyo-based brokerage venture. The change in presentation will be implemented in the Registrant's forthcoming Annual Report on Form 10-K for the year ended December 31, 2001, and will have no effect on earnings, cash flows or shareholders equity for any of the periods affected, or for any future periods. The press release is furnished herewith and attached hereto as Exhibit 99.1.

         The furnishing of the press release as an exhibit to this Report is not to be deemed an admission that the release contains material information that has not already been publicly disclosed in the manner contemplated by Regulation FD Rule 101(e)(2).


                                Page 2 of 7 Pages

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     MAXCOR FINANCIAL GROUP INC.



                                     By: /s/ GILBERT SCHARF
                                         -------------------------------------
                                         Name:  Gilbert Scharf
                                         Title: Chairman of the Board, President
                                                and Chief Executive Officer


Date: March 7, 2002


                                Page 3 of 7 Pages

                                  EXHIBIT INDEX


Exhibit No.                          Description                        Page No.
-----------                          -----------                        --------

99.1                     Press Release, dated March 6, 2002                 5


                                Page 4 of 7 Pages